UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2025 (January 17, 2025)

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 17, 2025, Global Business Travel Group, Inc. a Delaware corporation (the “Company”), entered into Amendment No. 1 to Agreement and Plan of Merger (the “Merger Agreement Amendment”) with CWT Holdings, LLC, a Delaware limited liability company (“CWT”), Cape Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Cape Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) and Redwood Drawdown Partners III, LLC, solely in its capacity as the representative of the equityholders of CWT (the “Member Representative” and together with the Company, CWT and the Merger Subs, the “Parties”).

As previously announced, on March 24, 2024, the Parties entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, (i) Merger Sub I will merge with and into CWT (the “First Merger”) with CWT surviving the First Merger as an indirect subsidiary of the Company (the “First Merger Surviving Company”) and (ii) the First Merger Surviving Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”) with Merger Sub II surviving the Second Merger as an indirect subsidiary of the Company. The Merger Agreement was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on March 25, 2024 (the “March 8-K”).

Pursuant to the Merger Agreement Amendment, the Parties amended the definition of “Drop Dead Date” in Section 7.1(b) of the Merger Agreement by deleting in their entirety the words “January 24, 2025” and replacing them with the words “the earlier of March 17, 2025 and ten (10) Business Days after the issuance of the CMA’s final report with respect to the transactions contemplated by this Agreement”. From and after the date of the Merger Agreement Amendment, references in the Merger Agreement to this “Agreement” or any provision thereof shall be deemed to refer to the Merger Agreement or such provision as amended by the Merger Agreement Amendment unless the context otherwise requires.

Except as otherwise expressly provided in the Merger Agreement Amendment, the Merger Agreement Amendment does not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Parties under the Merger Agreement, and does not in any way alter, modify, amend or affect any of the terms, conditions, obligations, covenants or agreements contained in the Merger Agreement all of which remain unchanged and continue in full force and effect.

The foregoing description of the Merger Agreement, the Merger Agreement Amendment and the Mergers does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which was attached as Exhibit 2.1 to the March 8-K, and the full text of the Merger Agreement Amendment, which is attached as Exhibit 2.1 and is incorporated by reference herein. Further, the Merger Agreement Amendment should not be read alone but should be read in conjunction with the Merger Agreement, which it amends, and with the other information regarding the Merger Agreement, the Mergers, the Parties, their respective affiliates and their respective businesses that is contained in, or incorporated by reference into, the Company’s other SEC filings.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our current expectations or forecasts of future events. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

2

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the transaction, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine and the conflicts in the Middle East, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the decisions of market data providers, indices and individual investors; (12) the outcome of any legal proceedings that may be instituted against the Company or CWT following the announcement of the Merger Agreement and the Merger Agreement Amendment; (13) the inability to complete the Mergers; (14) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Mergers; (15) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (16) the inability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (17) costs related to the transaction; (18) risks related to the business of CWT or unexpected liabilities that arise in connection with the transaction or the integration of CWT; (19) the risk that the assumptions, estimates and estimated adjustments described in this communication may prove to be inaccurate; and (20) other risks and uncertainties described in the Company’s Form 10-K, filed with the SEC on March 13, 2024, and in the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 17, 2025, by and among Global Business Travel Group Inc., Cape Merger Sub I LLC, Cape Merger Sub II LLC, CWT Holdings, LLC and Redwood Drawdown Partners III, LLC, as Member Representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

	By:	/s/ Eric J. Bock
		Name:	Eric J. Bock
		Title:	Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: January 17, 2025

4